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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 July 24, 1998




                             BAR TECHNOLOGIES INC.
            --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                       Commission File Number: 333-04254


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
                    Delaware                                                                             13-3753384
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(State or other jurisdiction of incorporation or organization)                               (IRS Employer Indentification No.)


5700 Lombardo Center Drive, Suite 100
   Seven Hills, Ohio 44131                                                                             (216) 750-2100
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(Address of principal executive offices)                                                       (Registrant's telephone number)
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     Item 5. Other Events

     Attached is the press release dated July 24, 1998, announcing the proposed acquisition of Republic Engineered Steels, Inc. by an affiliate of Blackstone Capital Partners II Merchant Banking Fund L.P. and Veritas Capital Partners L.P.

     Blackstone Capital Partners II Merchant Banking Fund L.P. and Veritas Capital Partners L.P. are majority share owners of Bar Technologies Inc. Following consummation of this acquisition, the intent is to combine Republic with Bar Technologies Inc. However, the proposed acquisition of Republic is not conditioned on combining Republic and Bar Tech.





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